Principal Funds, Inc.
Supplement dated July 1, 2019
to the Statement of Additional Information dated March 1, 2019
(as supplemented on March 18, 2019, March 29, 2019, April 12, 2019, April 29, 2019,
May 7, 2019, May 31, 2019, June 14, 2019, and June 24, 2019)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Delete all references to Neuberger Berman Investment Advisers LLC.

In the Investment Advisors section under Sub-Advisor: Post Advisory Group, LLC, delete the Funds information and replace with the following:

Fund(s):    a portion of the assets of Global Diversified Income and a portion of the assets of High Income

Under Contractual Management Fee Waivers, add the following line alphabetically to the table:

Contractual Fee Waivers
Fund	Waiver	Expiration
High Income	0.015%	2/28/2022

BROKERAGE ALLOCATION AND OTHER PRACTICES
Under Brokerage on Purchases and Sales of Securities, delete the sentence following the Total Brokerage Commissions Paid table, and replace with the following:

In 2018, in response to the adoption of the Markets in Financial Instruments Directive (“MiFID II”), PGI modified its approach regarding how trading costs are paid and how research costs are allocated, which resulted in certain Funds paying higher, and certain Funds paying lower, commission amounts compared to prior years.
Other primary reasons for changes in several Funds’ brokerage commissions for the three years were changes in Fund size; changes in market conditions; changes in money managers of certain Funds; and implementation of investment strategies. In some cases, such events required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

APPENDIX C - PROXY VOTING POLICIES
Effective on July 1, 2019, delete the Neuberger Berman Investment Advisers LLC's Proxy Voting Policy.